Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of On Track Innovations Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2017 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Yishay Curelaru, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2017	By:	/s/ Yishay Curelaru
Yishay Curelaru
Chief Financial Officer